EXHIBIT 24(a)
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints D. Lee Tobler, Terrence G. Linnert and Nicholas J. Calise, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable The B.F.Goodrich Company (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of shares of the Company's common Stock ($5 par value) to be issued pursuant to The B.F.Goodrich Company Directors' Deferred Compensation Plan, and various existing stock option and employee savings plans or Rohr, Inc., including power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of the Company) to Registration Statements on Form S-8, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this 16th day of February, 1998.




/s/Jeanette Grasselli Brown             /s/David L. Burner
----------------------------            ----------------------------
(Jeanette Grasselli Brown)              (David L. Burner)
Director                                Chairman of the Board, President
                                        Chief Executive Officer and Director
                                        (Principal Executive Officer)




/s/Diane C. Creel                       /s/George A. Davidson, Jr.
----------------------------            ----------------------------
(Diane C. Creel)                        (George A. Davidson, Jr.)
Director                                Director



                                        /s/Jodie K. Glore
----------------------------            ----------------------------
(James J. Glasser)                      (Jodie K. Glore)
Director                                Director



/s/Douglas E. Olesen                    /s/ Richard de J. Osborne
----------------------------            ----------------------------
(Douglas E. Olesen)                     (Richard de J. Osborne)
Director                                Director

/s/Alfred M. Rankin, Jr.                /s/Robert H. Rau
----------------------------            ----------------------------
(Alfred M. Rankin, Jr.)                 (Robert H. Rau)
Director                                Director



/s/D. Lee Tobler                        /s/James R. Wilson
----------------------------            ----------------------------
(D. Lee Tobler)                         (James R. Wilson)
Executive Vice President and Director    Director
(Principal Financial Officer)



/s/A. Thomas Young
----------------------------
(A. Thomas Young)
Director